SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934




Date of Report:  September 28, 1995



                        INTERNEURON PHARMACEUTICALS, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                 (State of other jurisdiction of incorporation)


        0-18728                                           043047911
(Commission File Number)                      (IRS Employer Identification No.)


ONE LEDGEMONT CENTER, 99 HAYDEN AVENUE, LEXINGTON, MASSACHUSETTS      02173
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone no. including area code:  (617) 861-8444



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Item 5.      OTHER EVENTS

         The Company reported results of the Endocrinologic and Metabolic Advisory Committee meeting of the Food and Drug Administration ("FDA") held on September 28, 1995 and a Joint Meeting of the Endocrinologic and Metabolic Advisory Committee and the Drug Abuse Advisory Committee of the FDA held on September 29, 1995 in press releases attached hereto as Exhibit 20(b) hereto, which are incorporated by reference herein, relating to dexfenfluramine, a prescription drug under development by the Company to treat obesity.


Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)          EXHIBITS

Exhibit 20(b) Press Releases of the Registrant dated September 28, 1995 and September 29, 1995.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     INTERNEURON PHARMACEUTICALS INC.

                                     By: /S/ GLENN L. COOPER, M.D.
                                        -------------------------------------
                                        Glenn L. Cooper, M.D.
                                        President and Chief Executive Officer



Dated: October 2, 1995

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